Core Alternative ETF Trading Symbol: (CCOR) Listed on NYSE Arca, Inc.	Summary Prospectus August 31, 2023 www.corealtfunds.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated August 31, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.corealtfunds.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Core Alternative ETF (the “Fund”) seeks capital appreciation and capital preservation with a low correlation to the broader U.S. equity market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.05%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.02%
Total Annual Fund Operating Expenses	1.07%

* “Other Expenses” include interest expense. Interest expense is borne by the Fund separately from the management fees paid to the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$109	3 Years:	$340	5 Years:	$590	10 Years:	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2023, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
To achieve it investment objective, the Fund uses a combination of several strategies to produce capital appreciation while reducing risk exposure across market conditions.
The Fund invests primarily in U.S. equity securities that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically – but not always – will be large-cap and show potential for increasing dividends. The Fund seeks to be diversified across industry sectors and regions. At all times, the Fund maintains long positions on index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease and decreases as those stocks increase in price. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline. From time to time the Fund may also opportunistically buy or sell exchange traded index call options. The value of an index call option generally increases as the prices of the stocks constituting the index increase and decreases as those stocks decrease in price. Selling call options can serve to reduce the Fund’s volatility and provide steady cash flow; however, it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The combination of the diversified stock portfolio, the downside protection from index put options, and the occasional cash flow from the sale of index call options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments.
The Fund opportunistically invests where option pricing provides favorable risk/reward models and where gains can be attained independent of the direction of the broader U.S. equity market. The Fund uses proprietary models and analysis of historical portfolio profit and loss information to identify favorable option trading opportunities, including individual put and call options or spreads. In addition, the Fund’s investment strategy, with respect to both equity investing and options trading, takes into account fundamental business and macroeconomic factors (e.g., interest rates, strength of the dollar, and rate of domestic economic growth). However, the Fund employs discretionary trading models, and outputs from these models influence but do not dictate equity investment and options trading decisions. The Fund aims to preserve capital, particularly in down markets (including major market drawdowns), by utilizing individual put options or spreads as a form of risk mitigation. Option positions are held until either they expire or are liquidated to either capture gains as option expirations approach or to adjust positions to reduce or prevent losses and to take other potentially profitable positions.
While the Fund’s exposure to sectors may change over time, as of June 30, 2023, the Fund had significant exposure to companies in the financial services, health care, industrials, and information technology sectors.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. Put and call options are referred to as “derivative” instruments since their values are based on, or derived from, an underlying reference asset, such as an index. Derivatives can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. Other risks of investments in derivatives include risks that the transactions may result in losses that partially or completely offset gains in portfolio positions, risks associated with leverage, and risks that the derivative transaction may not be liquid. Derivative instruments may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying instrument.
•Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, companies owned by the Fund that have historically paid a dividend may reduce or discontinue their dividends, thus reducing the yield of the Fund.
•Equity Investing Risk. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.
•ETF Risks. The Fund is an exchange-traded fund (“ETF”) and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Hedging Risk. Options used by the Fund to reduce volatility may not perform as intended. There can be no assurance that the Fund’s option strategy will be effective. It may expose the Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested in U.S. government bonds or U.S. government bond ETFs. Further, the option strategy may not fully protect the Fund against declines in the value of its portfolio securities.
•Large-Capitalization Risk. The Fund’s investments in large-capitalization companies may underperform other segments of the market because large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that the investment adviser’s judgments about the attractiveness, value and potential appreciation of particular investments and strategies for the Fund will be correct or produce the desired results or that the Fund will achieve its investment objective. If the investment adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Models and Data Risk. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used to construct the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
•Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Writing index call options reduces the Fund’s ability to profit from increases in the value of the Fund’s equity portfolio, and purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.

•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Financial Services Sector Risk. Performance of companies in the financial services sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.
◦Industrial Sector Risk. Issuers in the industrial sector are affected by supply and demand, both for their specific product or service and for industrial sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrial sector. Issuers in the industrial sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
◦Information Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
•Tax Risk. The use of derivatives strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. To the extent such options are governed by section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), gains and losses resulting from the expiration, exercise, or closing of the non-equity options are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, such options governed by section 1256 of the Code issued by the Fund will be treated as sold for market value on the last day of the Fund’s fiscal year, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. These rules may operate to accelerate the amount that the Fund must distribute to satisfy its distribution requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. To the extent the Fund writes options that are not subject to the rules of section 1256 of the Code, the amount of the premium received by the Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security. In addition, equity securities that are hedged with put options may not be eligible for long-term capital gains tax treatment.
Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year, 5 year, and since inception periods compare with those of the S&P 500 Index, which reflects a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.corealtfunds.com.
Prior to the commencement of the Fund’s operations on December 18, 2019, the Fund operated as the Cambria Core Equity ETF (the “Predecessor Fund”), a series of Cambria ETF Trust, an open-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”) that had the same investment objective and strategies as the Fund since the Predecessor Fund’s inception on May 23, 2017. The Fund assumed the NAV and performance history of the Predecessor Fund. Performance shown in the bar chart and table for periods prior to December 18, 2019 is that of the Predecessor Fund and is not the performance of the Fund. The Fund’s objective, policies, guidelines, and restrictions are in all material respects equivalent to those of the Predecessor Fund, which was created for reasons entirely unrelated to the establishment of a performance record. The Predecessor Fund was reorganized into the Fund at the inception of the Fund.
The Predecessor Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Calendar Year Total Returns
The calendar year-to-date total return of the Fund as of June 30, 2023 was -10.64%. During the period of time shown in the bar chart, the highest quarterly return was 6.02% for the quarter ended December 31, 2022, and the lowest quarterly return was -2.60% for the quarter ended March 31, 2018.
Average Annual Total Returns
(for periods ended December 31, 2022)

Core Alternative ETF	1-Year	5-Years	Since Inception*
Return Before Taxes	2.98%	5.33%	5.51%
Return After Taxes on Distributions	2.70%	5.03%	5.20%
Return After Taxes on Distributions and Sale of Shares	1.95%	4.13%	4.28%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	10.72%
* The Predecessor Fund commenced operations on May 23, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Portfolio Management

Adviser	Core Alternative Capital, LLC (the “Adviser”)
Portfolio Managers	David Pursell, Managing Partner of the Adviser, has been a portfolio manager of the Fund since its inception in 2019 and was previously a co-portfolio manager of the Predecessor Fund from its inception in 2017
Danny Mack, Chief Operating Officer with the Adviser, has been a portfolio manager of the Fund since its inception in 2019
Peter Simasek, Portfolio Manager with the Adviser, has been a portfolio manager of the Fund since 2021
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.corealtfunds.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.